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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):    February 1, 2002
                                                   -----------------------------


                        CHILDTIME LEARNING CENTERS, INC.
             (Exact name of registrant as specified in its Chapter)

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
           Michigan                               0-27656                         38-3261854
---------------------------------        ---------------------------        -----------------------
  (State or other jurisdiction                  (Commission                     (IRS Employer
      of incorporation)                          File Number)                 Identification No.)



  38345 West 10 Mile Road, Suite 100, Farmington Hills, Michigan            48335
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          (Address of principal executive offices)                         (Zip Code)
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Registrant's telephone number, including area code        (248) 476-3200
                                                   -----------------------------


                                 Not applicable
 -------------------------------------------------------------------------------

          (Former name or former address, if changed since last report)

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ITEMS 1-4.        NOT APPLICABLE.

ITEM 5.           OTHER EVENTS.

         On February 1, 2002, Childtime Learning Systems, Inc. (the "Company") issued the press release attached hereto as Exhibit 99 announcing the signing of a letter of intent by the Company and Tutor Time Learning Systems, Inc. ("Tutor Time") with regard to the acquisition of Tutor Time by the Company. The information contained in the press release is incorporated herein by reference.

ITEM 6.           NOT APPLICABLE.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

         (a) - (b)         Not applicable.

         (c)               Exhibits

                            99      Press Release dated February 1, 2002.

ITEM 8.           NOT APPLICABLE.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            CHILDTIME LEARNING CENTERS, INC.

Date: February 5, 2002                      By: /s/ Denise A. Pollicella
                                                --------------------------------

                                            Name:     Denise A. Pollicella
                                            Title:    Secretary, Vice-President
                                                      Quality












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                                INDEX TO EXHIBITS


EXHIBIT NO.             DESCRIPTION

Exhibit 99              Press Release issued by Childtime Learning Centers, Inc.
                        dated February 1, 2002































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